Lehman Brothers
CEO Energy/Power Conference

J. Wayne Leonard
Chief Executive Officer

September 4, 2002

Entergy

Discussion Outline

Fix | Acquire | Merge

- **Entergy** — A Track Record of Success
- **The Utility** — A Solid Performer
- **Entergy Nuclear** — A Top Unregulated Generator
- **Entergy-Koch LP** — A Strong Energy Trader And Pipeline Operator
- **Entergy** — Financial Health Supports New Investments
- **Summary**

In a "back to basics" move, we refocused our strategy to achieve superior operating performance in our core domestic utility operations and new growth in businesses where we have core competencies. At the same time, we developed a financial plan to "fix" our balance sheet and provide the cash to fund future growth opportunities."

J. Wayne Leonard, 1998 Entergy Annual Report

"Back to Basics": "Seen one, seen 'em all" or "Misery loves company"

Investor Confidence ↓

Credit ↓

Performance ↓

Accounting/ Disclosure ?

Dilution

	Shareholder Suit	Credit Downgrade	Earnings Warning / Miss	Trading Issues	Equity Sales
AEP		✓	✓		✓
AES		✓	✓		✓
Aquila	✓	✓	✓	✓	✓
Dynegy	✓	✓	✓	✓	✓
Duke	✓	✓	✓	✓	✓
Calpine	✓	✓	✓		✓
ETR					
El Paso	✓		✓	✓	✓
Enron	✓	✓	✓	✓	✓*
Mirant	✓	✓	✓	✓	✓
Reliant	✓	✓	✓	✓	✓
Williams	✓	✓	✓	✓	✓

** Sales by senior executives*

Staying out of Trouble By Delivering on Commitments

Operational Earnings Per Share
Annual 1998 – 2001, $

Net Debt to Net Capital Ratio
12 Months Ended, %



3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
1.50
45%
Weather-adjusted
98
99
00
01
"They have cleaned up their balance sheet and raised a ton of cash...The first moves were the easiest. Leonard has picked the lowest-hanging fruit."
Dan Ford
3/21/1999
60
55
50
45
40
35
30
-10%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

** Source: Compustat, Bloomberg; ETR data operational*

More on Credit Quality

FFO Interest Coverage
12 Months Ended, %



63%
4.5
4.0
3.5
3.0
2.5
2.0
1.5
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

FFO Interest Coverage vs. SPELEC*
2Q98 through 4Q01, % Change



60
40
20
0
-20
-40
-60
-80
ETR
1st

** Source: Compustat, Bloomberg; ETR data operational, all others as reported; Excludes EIX and PCG*

That "Back to Basics" Thing Really Worked



Competitor
Matrix
Since 1998**
ETR
16%
0%
Actual Growth Rate
Since New Strategy
DUK
D
CEG
TXU
Earnings
Growth
AYE
PPL
FE
FPL
SO
AEP
IPP Growth Rates
Collapse in 2002*
AES
MIR
Changes in Adjusted Leverage
0%
+20%
Shareholders
+
-
Creditors
+
-

Source: Bloomberg

*2002 growth rate based on FirstCall consensus estimate

** Leverage is adjusted by deleting equity issuances since 1998 from total capital. Mirant is since its IPO.

Its Never Too Late ...



Price Appreciation
If you had gotten in (and held)
Entergy
S&P 500
SPELEC
8%
-25%
-22%
49%
-36%
-10%
34%
-31%
-12%
54%
-16%
-11%
1 yr.
2 yr.
3 yr.
Since New Strategy

Spread to SPELEC	1 yr.	2 yr.	3 yr.	Since New Strategy
Total	30	59	46	65
Per Year	30	30	15	16

** As of July 31, 2002*

"Back to Basics" Is Not "Back to the Future"

Process for Managing in Volatile Markets


Legislative/Regulatory
Infrastructure
Supply
Demand
Fuel Prices
Competitive Behavior
Climate/Weather Data
Rigorous Analysis
Current Point of View
Business Strategy
Create Options
Portfolio Management
Driven by:
Markets
Skills
Scale
Scope
Positions (assets, sinks, storage, etc.)
Long Positions
Structured Contracts
Asset Development / Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict VAR Limits
Active Risk Management

Start with What You Know; Find Out What You Don't

Strategy	Core Competency
Utility *Provide excellence through safety, service & reliability*	Excellence in safe work practices Excellence in operations Constructive regulatory relationship skills Leader in transmission policy development
Nuclear *Emerge as a national nuclear company*	Safety first mentality Outstanding operators of BWR & PWR Excellent cost management skills Deep bench of expertise
ECS *Exploit opportunities in evolving markets*	Point of view driven strategy Financial trading / market intelligence Innovator in trading product development Experienced generation operators

Discussion Outline



Fix
Acquire
Merge
Entergy
A Track Record of Success
The Utility
A Solid Performer
Getting to "GO"
Entergy Nuclear
A Top Unregulated Generator
Entergy-Koch LP
A Strong Energy Trader And Pipeline Operator
Entergy Financial Health Supports New Investments
Summary
GO

“Back to Basics” Is Not Gold-Plating

Investment Relationship:
Making Good Investments at the Margins


Customer
Satisfaction (%)
100
80
60
40
20
0
0
1
2
3
4
5
# of Service Interruptions per Year

Every Project Tied to Specific Customer/ Safety/Reliability Metric at the "Device" Level



Capital Investment and Depreciation
$ Millions
Capex
Depreciation
544
737
1,057
1,063
98
99
00
01

Return on Investment

1998 vs. 2001

Outage Frequency

Down 40%

Outage Duration

Down 42%

Call Center Answer Time

Down 75%

Regulatory Outage Complaints

Down 79%

Improved Regulatory Relations

Higher Returns

Less Disallowances

Growth Opportunities

"Back to Basics" – Managing Business Processes Not Litigation Processes

Regulatory Timeline


1999
2000
2001
2002
ELI settles rate review with no rate action required
ELI settles 4th rate review refunding less than $1 million
MPSC approves $137 million increase in the fuel rider as filed
EGS/TX settles with PUCT on cost unbundling; allowed ROE increased to 11.25%
ELI settles refund issues in 5th & 6th rate reviews
Louisiana delays competition
EAI settles ice storm case & earnings cap removed
PUCT & EGS/TX reach settlement; implement rate freeze until 2001
APSC Staff & EAI agree to propose delay in competition
EGS/LA settles 2nd – 5th earnings reviews
MPSC increases rates $5.6 million
EGS/LA settles 6th & 7th earnings reviews; highest ROE since 1992
MPSC allows EMI to implement late fees
MPSC agrees to $2 million rate increase
ELI settles $11 billion lawsuit for $72 million
APSC accepts EAI's $364 million fuel cost increase
PUCT staff & EGS/TX reach settlement delaying competition until 9/15/02
ELI settles 5th & 6th reviews; eliminated 2002 filing
Entergy Arkansas and APSC
Entergy Gulf States/TX and PUCT
Entergy Louisiana/Entergy Gulf States/LA and LPSC
Entergy Mississippi and MPSC

The Utility: An Evolved Species

Utility

Provide excellence through safety, service & reliability

Excellence in safe work practices

- Corporate safety council established
- Accidents have been cut by 64% since 1998
- Ranked 1st in prevention of lost-time accidents

Excellence in operations

- 98% capacity factor for regulated nuclear units
- World records for outages duration on two different reactor types
- Rank top quartile for fossil O&M / KWh
- Ranked top quartile in customer service O&M / KWh

Constructive regulatory relationship skills

- Recovery of $0.5 billion in increased fuel / purchase power costs
- Arkansas ice storm settlement $200 million
- Asked by LPSC to help develop statewide FRP
- State regulators and southern governors adopted Entergy participant funding

Leader in transmission policy development

- SeTrans participant
- Developed participant funding option
- Developed hybrid model for coexistence of ITCs within RTOs
- Locational marginal pricing advocate

Moving Past "GO" To ...

1998: "Back to Basics"	*2002: "Beyond the Basics"*
Improve Customer Service	Pursue Regulatory Initiatives
Improve Reliability	Pursue Generation Investment
Improve Regulatory Relationships	Pursue Economic Development Initiatives
7% Average Annual Growth 98 - 01*	5% Targeted Long Term Average Annual Growth*

**Represents utility operational weather adjusted earnings per books*

Resource Plan: Modern Day Alchemy



Lemons to...

Capacity and Demand
GW



30
25
20
15
10
5
0
Intermediate & Peaking
Baseload
Intermediate & Peaking
Baseload
Load Profile
Owned Capacity

Net Shortage 3 GW

Generation Market



Gross (MW)
Plant Type
CC
CC-Cogen
Cogen
CT
Nuclear
TransArea
ARKANSAS
LOUISIANA
MISSISSIPPI
TEXAS
AREC Coop
Little Rock
Pine Bluff
Homestead County
Panda Union (El Dorado)
Attala
Hinds Energy Facility
Warren
Evangeline Project
Calcasieu
Cottonwood
Big Cajun I Expansion
Exxon - Baton Rouge
BASF
Acadia
Bayou Cove
Sabine River Works
Beaumont
Port Arthur Project
Sabine Bayer Cogen
Waterford
Occidental
Taft
Southaven
Crossroads
Choctaw
Ouachita Power

	2002	2003	2004
Resulting Reserve Margins	42%	63%	60%

Resource Plan: Modern Day Alchemy

...Lemonade



Illustrative Non-Fuel Customer Cost
$/MWh
5 yr time period
Long Run
Marginal Cost
Revenue
Requirements
$600/kW
$400/kW
3-yr market
purchase
$/kW-Yr
1
5
9
13
17
Years

Supply strategy:
Long-term owned capacity & short-term purchase mix

**Investment assumes: 20 year recovery; 50% Debt; 12% Cost of Equity; first 5 years of investment*

From Cost Plus to Value Added

Traditional Earnings Levers

- ☐ Rate Base
- ☐ O & M Reduction
- ☐ Capital Savings
- ☐ Sales Growth

Regulatory Lag = 0 NPV to 0 – 1% above cost of capital

New Incentive Levers

- ☐ Fuel Savings
- ☐ Purchased Power Savings
- ☐ Fuel / Purchase Power Efficiencies
- ☐ O&M & Capital / Fuel Efficiencies

IMPACT

Potential 0% - 2% ROE Enhancement


Traditional
FRP

Discussion Outline

Fix | Acquire | Merge

Entergy
A Track Record of Success

The Utility
A Solid Performer

Entergy Nuclear
A Top Unregulated Generator

Entergy-Koch LP
A Strong Energy Trader And Pipeline Operator

Entergy
Financial Health Supports New Investments

Summary

At Entergy Nuclear, Our Regulated Fleet Provided Skills-Based Growth...

ANO 1 - 836 MW (PWR – B&W)





Grand Gulf - 1210 MW (BWR – GE)



ANO 2 - 858 MW (PWR – CE)



Waterford - 1075 MW (PWR – CE)



River Bend - 936 MW (BWR – GE)



…Allowing Entergy to Amass Critical Scale in the Northeast at a Reasonable Price…

Average Cost: $240/kW

FitzPatrick - 825 MW (BWR – GE)
Acquired Nov. 2000



Vermont Yankee - 510 MW
(BWR – GE)
Acquired July 2002





Indian Point 2 - 970 MW
(PWR – Westinghouse)
Acquired Sept. 2001



Indian Point 3 - 980 MW
(PWR – Westinghouse)
Acquired Nov. 2000



Pilgrim - 670 MW (BWR – GE)
Acquired July 1999



…Without Adding Substantial Market Risk



Innovative Business Structures
Merchant Acquisition
(or firm PPA)
High
Structured Acquisition
(unit contingent PPA)
Risk Transfer
Structured Lease
Low
Operating Contracts
Low
Earnings Potential
High

"Back to Basics" – The New Math

1+1+1+1+1 = ~~5~~ 6??



Capacity Factor
%
Over 7 million more MWhrs per year
3.4 million MWhrs
87
92
76
94
86
98
43
94
95
98
90
Pilgrim
IP3
FitzPatrick
IP2
VY
ETR '01 Regulated Average
Industry Average
Before ETR
After ETR

Note: Before ETR consists of previous 3 years performance
Source: UDI, Internal Analysis

It Ain't Rocket Science…



Production Cost
3-year rolling average, $/MWh
$26.48/MWhr Avg.
$300 Million Opportunity
$16.49/MWhr Avg.
24
19
20
42
26
17
14
19
16
18
Pilgrim
IP3
FitzPatrick
IP2
VY
ANO
Grand Gulf
River Bend
Waterford
Industry Average

Note: Entergy plants through 2001. Industry is through 2000. Northeast fleet includes cost before Entergy ownership.
Source: UDI, Internal Analysis

… OK, This Part Is Close (to Rocket Science)


Nuclear Refueling Outage Days
$104 million
Previous Record
Last Outage
Entergy Fleet
1 day = $1 million/per plant
Current Industry Average
40
26
57
28
41
21
29
23
36
17
30
22
34
26
67
23
IP3
Pilgrim
Grand Gulf
ANO1
River Bend
ANO2
Waterford
'77-'00 Avg.
'01- '02 Avg.

Source: NEI, Press Releases

Inside the Rocket: Is That U or Au?

Nuclear Plant Schematic


Containment Structure
Reactor Vessel
Control Rods
Generator
Turbine
Condenser
Thermal Uprates
Secondary Side / Efficiency Uprates

More New Math:
Adding Capacity Without New Plants


Entergy Nuclear South Capacity
MW
5,078
Waterford
ANO 2
River Bend
ANO 2
Grand Gulf
Waterford
ANO 2
4,794
2002
2003
2004
2005


Entergy Nuclear Northeast Capacity
MW
$25? $50? $100 million???
4,159
Indian Point 2
FitzPatrick
Vermont Yankee
Indian Point 2
Pilgrim
Indian Point 3
Indian Point 2
3,955
2002
2003
2004
2005

The More We Learn, The Better It Looks
Example: Vermont Yankee Uprate Process



2001
2002
2003
2004
2005
2006
Feasibility Study
Engineering Plan
Economic Analysis
Implementation Plan
Project Work
MWs in Operation
10
40
50
50
10%
20%
Original
Revised

"Back to Basics" – Operating One Nuclear Plant???

Illustrative Map of Potential Operating Fleets


EN - West?
EN - Midwest?
EN - NE
EN - South
Small Scale Plants
Entergy Plants

Note: Map includes only plants whose owners operate three units or less

Discussion Outline

Fix | Acquire | Merge

1. **Entergy** – A Track Record of Success
2. **The Utility** – A Solid Performer (Fix)
3. **Entergy Nuclear** – A Top Unregulated Generator (Acquire)
4. **Entergy-Koch LP** – A Strong Energy Trader And Pipeline Operator (Merge)
5. **Entergy** – Financial Health Supports New Investments
6. Summary

At Entergy-Koch, The Basics Include Balance and Discipline



Balance
40%-60%
Pipeline Earnings
40%-60%
Trading Earnings
Costs
Discipline
Risks

Good Location…

Gulf South Pipeline


Gulf of Mexico
GULF SOUTH

- Significant deliveries into the national gas pipeline grid
- Connections to more than 100 pipelines including Texas Eastern, Transco and FGT
- Unique hub-like system and variety of storage assets - facilitates flexible, market responsive services

Key Statistics

Throughput - Bcf/d	2.5
Miles of Pipeline	8,800
Peak Day Deliveries - Bcf/d	3.8
Storage Working Gas - Bcf	68

…Outstanding Performance

*Safety Incidents**
Per 200k man-hours


2.4
1.2
2.5
0.7
2.6
1.2
1.0
Industry Average
Gulf South
98
99
00
01

Operating Expense Excl. Fuel
$ Million


122
113
86
91
83
SG&A
O&M
97
98
99
00
01

**Source: Southern Gas Association survey*

Entergy-Koch – Balance and Discipline


Balance
40%-60%
Pipeline Earnings
40%-60%
Trading Earnings
Discipline

3 Distinct and Complementary Businesses

Earnings Composition Target; %


Physical
Optimization
(Value Capture)
35%
Financial
Optimization
(Value Protection)
15%
Point-of-View
Trading
50%

…All Supported By A Strong Credit Rating

Company	S&P	Moody's
UBS Warburg	AA+*	Aa2
Entergy-Koch	A	A3
Sempra Energy	A-	A2*
Constellation Group	A-	Baa1
Duke Energy Trading	BBB+	N/A
El Paso Corporation	BBB+*	Baa2*
Williams Company	B+*	Ba3*
Aquila	BBB*	Baa3*
Dynegy	B+*	B3*
Reliant Resources	BBB-*	Ba3*
Edison Mission	BBB-	Baa3*
Mirant	BBB-	Ba1

* Credit watch negative

Physical Optimization – Trading Around Owners' Assets


Physical Optimization
Asset Owner
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS
Revenue Sharing
Physical Positions
Profit/Loss
Profit/Loss

Impact on...	Asset Owner	Entergy-Koch Trading
Risk/Volatility	Lower due to risk transfer	Risk held if consistent with POV or transferred to market for a gain
Return	More predictable with upside	Share of upside
Credit Profile	Improved due to risk transfer	Minimal impact; most risk transferred to market
Fixed Costs	Costs of setting up trading shop avoided	No impact on fixed costs; minimal variable costs added
Information	Anonymity preserved in market	Information on real-time physical player activity

…While EKT's Financial Optimization Business Protects Value


Financial
Optimization


Customers
Producers
Consumers
Financial Participants
Utilities/ LDC's
Market Interface
Risk Mitigation
Margins
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS

Impact on…	Customers	Entergy-Koch Trading
Risk/Volatility	Risk managed to desired levels	Risk held if consistent with POV or transferred to market for a gain
Return	Variable, but usually slightly lower due to less risk	Earns bid/ask spread
Credit Profile	Improved due to risk transfer	Minimal impact; most risk transferred to market
Fixed Costs	Costs incurred to transfer risk; outsourcing lowers costs	Initial fixed costs; minimal incremental costs
Information	Anonymity preserved in market	Insight into financial player activity and long-term shape of price curve

EKT's Point-of-View Trading Techniques Have Produced A Consistently Profitable Track Record...

POV Trading

Trading Track Record



Gain/loss days; Ratio
3.0
2.5
2.0
1.5
1.0
0.5
0.0
98
99
00
01
Power
Weather
Gas
Overall



98-01 daily earnings; Trading Days
350
300
250
200
150
100
50
0
-4
-3
-2
-1
0
1
2
3
4
% of annual earnings

…With The Potential for Further Growth

Point-of-View Expansion

Growth Area

- *Region*
- *Commodity*
- *Time*
- *Risk Capital*

Growth Requirements

- *Liquid markets*
- *Energy relationship*
- *Analytical capability*
- *Credit*

Growth Opportunities

- *Western US, Canada, Continental Europe*
- *#2 oil, coal, emissions, transmission, weather products, cross commodities*
- *Longer term transactions*
- *Distressed power assets*

Discussion Outline


Fix
Acquire
Merge
Entergy
A Track Record of Success
The Utility
A Solid Performer
Entergy Nuclear
A Top Unregulated Generator
Entergy-Koch LP
A Strong Energy Trader And Pipeline Operator
Entergy
Financial Health Supports New Investments
Summary

Cash Is Good…

Projected Cash Flows 2002 - 2004
$B


Sources - $7.7B
Uses - $4.8B
1.4
5.5
NI 2.3
D&A 2.7
Other 0.5
90%
Utility Only
80%
-3.3
-0.9
-0.6*
2.9
0.8
Beginning
OCF
New Debt
Maintenance Capital
Dividend
Investment Commitment
Available for Growth

** Includes turbine contract cancellation costs*

…And a Financial Cushion Is Critical

Net Debt/Net Capital
%



52
50
48
46
44
42
40
38
Target 50%
Projected Range
98
99
00
01
02
03
04
05

Net Interest Coverage Ratio
Times



7
6
5
4
3
2
1
0
Target 4.0x
Projected Range
98
99
00
01
02
03
04
05

"Back to Basics" – The Simple Math

2002-2005 Merchant Energy Industry Evolution


Catalysts
Implications
Results
Open MW Positions Expand in 04 and 05
% Sold Forward*
70
10
02
05
TWh sold (300)
Spark ($10)
EBITDA-$B ($3)
Trading Severely Reduced or Disbanded
Elec Vol* TWh
0.9
0.1
02
05
Gas Vol* Bcf/day
6.5
0.8
02
05
Elec Vol ? (0.8)
$/MWh x$35
Margin x2%
EBITDA-$B ($0.6)
Gas Vol ? (5.7)
$/mmbtu x$3.5
Margin x2%
EBITDA-$B ($0.4)
Stepwise deterioration in financial results
EBITDA $(4)B
Coverage (1.5)X
Rating Agency downgrades
Inability to access capital markets
Scale down operations
EBITDA
Coverage
VAR
Cut costs
EBITDA
Coverage
VAR
Issue Equity
EBITDA
Coverage
VAR
Sell assets
EBITDA
Coverage
VAR
Bankruptcy
Performing

*Based on ETR analysis for 6 merchant energy companies; assumes 50% decrease in % sold forward and trading volumes each year unless otherwise publicly available

Discussion Outline

Fix | Acquire | Merge

- **Entergy** A Track Record of Success
- **The Utility** A Solid Performer
- **Entergy Nuclear** A Top Unregulated Generator
- **Entergy-Koch LP** A Strong Energy Trader And Pipeline Operator
- **Entergy** Financial Health Supports New Investments
- Summary

Lehman Brothers
CEO Energy/Power Conference

J. Wayne Leonard
Chief Executive Officer

September 4, 2002

Entergy